UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2011

VERTICAL HEALTH SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-23201	59-3635262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

7760 France Avenue South, 11th Floor

Minneapolis, Minnesota 55435

(Address of principal executive offices) (Zip Code)

(612) 568-4210

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On December 30, 2011, Vertical Health Solutions, Inc. doing business as OnPoint Medical Diagnostics (the “Company”), issued $165,000 in promissory notes (the “Notes”) to certain investors, including certain members of the Board of Directors (the “Board”) of the Company.  The Notes will accrue interest at a rate of 15% per annum and such interest will be payable in quarterly installments beginning on January 1, 2012 until the Notes are repaid in full.  The Notes will mature on December 30, 2013.

In connection with the issuance of the Notes, the Company also issued to the investors ten-year warrants (the “Warrants”) to purchase, in the aggregate, 247,500 shares of the common stock of the Company, par value $0.001 per share.  The Warrants have an exercise price of $1.00 per share.

The transaction was reviewed and approved by the Audit Committee of the Company in accordance with the Company’s Audit Committee Charter, and a majority of the independent directors of the Board.

The securities were issued pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.  The Company relied on the following facts in making such exemption available: (i) the offer and sale of these securities was made solely to accredited investors and therefore did not exceed the maximum purchaser limitation or violate the general solicitation rules; and (ii) all of the securities have the status of securities acquired in a transaction under Section 4(2) of the Securities Act and cannot be resold without registration or an exemption therefrom.

A complete copy of the form of Note and the form of Warrant are attached hereto. The foregoing descriptions of the transactions and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 3.02                                             Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                               Exhibits

Exhibit Number	Description
4.1	Form of Bridge Note, filed herewith
4.2	Form of Warrant, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Health Solutions, Inc.

	By:	/s/ WILLIAM CAVANAUGH
	Name:	William Cavanaugh
	Title:	President and Chief Executive Officer

Date: January 6, 2012